EXHIBIT 99.1

PNM RESOURCES, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following Unaudited Pro Forma Condensed Consolidated Financial Statements are derived from and should be read in conjunction with the historical Consolidated Financial Statements and related notes of PNM Resources, Inc. ("PNMR").

On April 18, 2006, PNMR, through its wholly owned subsidiary Altura Energy, LLC, purchased the Twin Oaks business (collectively, “Altura”), which included the 305-megawatt coal-fired Twin Oaks power plant located 150 miles south of Dallas, Texas.  The results of Twin Oaks operations have been included in the Consolidated Financial Statements of PNMR from that date.  PNMR borrowed $480 million to finance this purchase under a bridge loan arrangement.  Through December 31, 2006, PNMR repaid $230.5 million of the bridge loan and the remainder was repaid on April 17, 2007, at which time PNMR borrowed $250.5 million under its revolving credit facility.

In January 2007, PNMR and ECJV Holdings, LLC (“ECJV”), a wholly owned subsidiary of Cascade Investment, L.L.C., created a joint venture called EnergyCo, LLC (“EnergyCo”) to serve expanding U.S. energy markets throughout the Southwest, Texas and the West.  PNMR and ECJV each have a 50% ownership interest in EnergyCo, a limited liability company.

On June 1, 2007, PNMR contributed its ownership of Altura to EnergyCo at fair value of $553.8 million, ECJV made a cash contribution to EnergyCo equal to 50% of the fair value amount, and EnergyCo  distributed that cash to PNMR.  PNMR accounted for this transaction by (1) removing the assets and liabilities transferred to EnergyCo from its consolidated financial statements; (2) recording an additional investment in EnergyCo for an amount equal to 50% of the net carrying value of the Altura assets and liabilities transferred, reflecting that 50% of the items transferred are in effect still owned by PNMR; and (3) reflecting in results of operations the difference between the cash received and 50% of the net carrying value of the items transferred that in effect were sold to ECJV.

The Unaudited Pro Forma Condensed Consolidated Balance Sheet presents the historical financial position of PNMR as if PNMR's transfer of Altura to EnergyCo was consummated on March 31, 2007.  It also gives effect to the repayment of debt with the cash received from EnergyCo and the removal of unamortized costs associated with the issuance of the bridge loan.

The Unaudited Pro Forma Condensed Consolidated Statements of Earnings for the three months ended March 31, 2007 and the year ended December 31, 2006, reflect:

•	the transfer of Altura to EnergyCo and the receipt of cash from EnergyCo as if that transaction had occurred on April 18, 2006;

•	the reduction in interest expense due to the pro forma use of the cash received from EnergyCo to reduce the amount outstanding on the bridge loan and other short term debt.

The Unaudited Pro Forma Condensed Consolidated Financial Statements have been prepared based upon currently available information and assumptions that are deemed appropriate by PNMR's management.  The pro forma information is for informational purposes only and is not intended to be indicative of the actual consolidated financial position or consolidated results of operations that would have been reported had the transactions occurred on the dates indicated, nor does the information represent a forecast of the consolidated financial position at any future date or the financial results of PNMR for any future period.

PNM RESOURCES, INC. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF MARCH 31, 2007
(Unaudited)

		Pro Forma Adjustments
	PNMR	Contribution
	Historical	of Altura		Other		Pro Forma
		(In thousands)

ASSETS
Utility Plant:
Electric plant in service	$4,278,802	$(594,836)	a	$-		$3,683,966
Gas plant in service	732,152					732,152
Common plant in service and plant held for future use	159,925					159,925
	5,170,879	(594,836)		-		4,576,043
Less accumulated depreciation and amortization	1,668,056	(17,663)	a			1,650,393
	3,502,823	(577,173)		-		2,925,650
Construction work in progress	262,850	(1,206)	a			261,644
Nuclear fuel, net of accumulated amortization	32,610					32,610

Net utility plant	3,798,283	(578,379)		-		3,219,904

Other Property and Investments:
Investment in PVNGS lessor notes	245,356					245,356
Investment in EnergyCo	1,838	275,325	c			277,163
Other investments	177,759					177,759
Non-utility property, net of accumulated depreciation	7,307					7,307

Total other property and investments	432,260	275,325		-		707,585

Current Assets:
Cash and cash equivalents	44,986	276,041	d	(276,041)	e	44,986
Special deposits	818					818
Accounts receivable, net of allowance for uncollectible accounts	199,719	(5,329)	a			194,390
Unbilled revenues	82,482					82,482
Other receivables	73,396					73,396
Inventories	69,712	(9,819)	a			59,893
Regulatory assets	2,833					2,833
Derivative instruments	54,290	(5,493)	a			48,797
Income taxes receivable	61,526					61,526
Other current assets	62,820	(211)	a	(450)	f	62,159

Total current assets	652,582	255,189		(276,491)		631,280

Deferred Charges:
Regulatory assets	547,084					547,084
Pension asset	9,508					9,508
Goodwill	494,513					494,513
Other intangible assets, net of accumulated amortization	101,874	(25,000)	a			76,874
Derivative instruments	22,897					22,897
Other deferred charges	73,401	(25,019)	a			48,382

Total deferred charges	1,249,277	(50,019)		-		1,199,258

	$6,132,402	$(97,884)		$(276,491)		$5,758,027

The accompanying notes are an integral part of these pro forma financial statements.

PNM RESOURCES, INC. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF MARCH 31, 2007
(Unaudited)

		Pro Forma Adjustments
	PNMR	Contribution
	Historical	of Altura		Other		Pro Forma
		(In thousands)

CAPITALIZATION AND LIABILITIES
Capitalization:
Common stockholders' equity:
Common stock outstanding	$1,039,908	$-		$-		1,039,908
Accumulated other comprehensive income, net of income tax	13,855	(100)	b			13,755
Retained earnings	637,907	537	b	(272)	f	638,172
Total common stockholders' equity	1,691,670	437		(272)		1,691,835
Cumulative preferred stock of subsidiary without mandatory
redemption requirements	11,529					11,529
Long-term debt	1,766,994					1,766,994

Total capitalization	3,470,193	437		(272)		3,470,358

Current Liabilities:
Short-term debt	739,345			(275,708)	e	463,637
Accounts payable	190,070	(4,397)	a			185,673
Accrued interest and taxes	55,269	(2,863)	a	(178)	f	51,895
				(333)	e
Regulatory liabilities	16,131					16,131
Derivative instruments	49,698					49,698
Other current liabilities	222,209	(64,832)	a			157,377

Total current liabilities	1,272,722	(72,092)		(276,219)		924,411

Long-Term Liabilities:
Accumulated deferred income taxes	582,501	279	b			582,780
Accumulated deferred investment tax credits	29,383					29,383
Regulatory liabilities	400,101					400,101
Asset retirement obligations	62,602	(88)	a			62,514
Accrued pension liability and postretirement benefit cost	132,461					132,461
Derivative instruments	21,075	(5,162)	a			15,913
Other deferred credits	161,364	(21,258)	a			140,106

Total long-term liabilties	1,389,487	(26,229)		-		1,363,258

Commitments and Contingencies

	$6,132,402	$(97,884)		$(276,491)		$5,758,027

The accompanying notes are an integral part of these pro forma financial statements.

PNM RESOURCES, INC. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
FOR THE THREE MONTHS ENDED MARCH 31, 2007
(Unaudited)

		Pro Forma Adjustments
	PNMR	Altura
	Historical	Historical		Other		Pro Forma
	(In thousands, except per share information)
Operating Revenues:
Electric	$436,807	$(36,803)	a	$46	g	$400,050
Gas	216,484					216,484
Other	210					210
Total operating revenues	653,501	(36,803)		46		616,744

Operating Expenses:
Cost of energy sold	378,520	(12,166)	a	46	g	366,400
Administrative and general	71,206	(2,319)	a			68,887
Energy production costs	47,500	(6,989)	a			40,511
Depreciation and amortization	40,442	(4,609)	a			35,833
Transmission and distribution costs	22,567					22,567
Taxes other than income taxes	18,620	(2,951)	a			15,669
Income taxes	13,969	(3,011)	a	2,257	i	13,215
Total operating expenses	592,824	(32,045)		2,303		563,082
Operating income	60,677	(4,758)		(2,257)		53,662

Other Income and Deductions:
Interest income	10,788	(117)	a			10,671
Gains on investment securities	70					70
Other income	2,012					2,012
Equity in net earnings (loss) of EnergyCo	(662)			3,861	h	3,199
Other deductions	(987)					(987)
Other income taxes	(3,950)	46	a	(1,529)	h	(5,433)
Net other income and deductions	7,271	(71)		2,332		9,532
Earnings before interest charges	67,948	(4,829)		75		63,194

Interest Charges :
Interest on long-term debt	24,009					24,009
Other interest charges	13,838	(164)	a	(5,702)	i	7,972
Total interest charges	37,847	(164)		(5,702)		31,981

Preferred Stock Dividend Requirements of Subsidiary	132					132

Net Earnings	$29,969	$(4,665)		$5,777		$31,081

Net Earnings per Common Share:
Basic	$0.39					$0.41
Diluted	$0.38					$0.40
Dividends Declared per Common Share	$0.23					$0.23

Number of shares used in calculating earnings per share:
Basic	76,659					76,659
Diluted	78,099					78,099

The accompanying notes are an integral part of these pro forma financial statements.

PNM RESOURCES, INC. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
FOR THE YEAR ENDED DECEMBER 31, 2006
(Unaudited)

		Pro Forma Adjustments
	PNMR	Altura
	Historical	Historical		Other		Pro Forma
	(In thousands, except per share information)
Operating Revenues:
Electric	$1,962,073	$(125,131)	a	$140	g	1,837,082
Gas	508,410					508,410
Other	1,186					1,186
Total operating revenues	2,471,669	(125,131)		140		2,346,678

Operating Expenses:
Cost of energy sold	1,445,790	(38,860)	a	140	g	1,407,070
Administrative and general	276,023	(3,114)	a			272,909
Energy production costs	164,169	(6,917)	a			157,252
Depreciation and amortization	152,271	(13,060)	a			139,211
Transmission and distribution costs	81,809	-				81,809
Taxes, other than income taxes	71,902	(2,951)	a			68,951
Income taxes	46,198	(23,707)	a	4,735	i	27,226
Total operating expenses	2,238,162	(88,609)		4,875		2,154,428
Operating income	233,507	(36,522)		(4,735)		192,250

Other Income and Deductions:
Interest income	39,682	(250)	a			39,432
Gains on investment securities	5,979					5,979
Other income	6,636					6,636
Equity in net earnings of EnergyCo				30,074	h	30,074
Carrying charges on regulatory assets	6,993					6,993
Other deductions	(6,861)	(14)	a			(6,875)
Other income taxes	(17,772)	105	a	(11,906)	h	(29,573)
Net other income and deductions	34,657	(159)		18,168		52,666
Earnings before interest charges	268,164	(36,681)		13,433		244,916

Interest Charges :
Interest on long-term debt	95,301					95,301
Other interest charges	50,221	(345)	a	(11,960)	i	37,916
Total interest charges	145,522	(345)		(11,960)		133,217

Preferred Stock Dividend Requirements of Subsidiary	528					528

Net Earnings	$122,114	$(36,336)		$25,393		$111,171

Net Earnings per Common Share:
Basic	$1.75					$1.59
Diluted	$1.73					$1.57
Dividends Declared per Common Share	$0.88					$0.88

Number of shares used in calculating earnings per share:
Basic	69,829					69,829
Diluted	70,636					70,636

The accompanying notes are an integral part of these pro forma financial statements.

PNM RESOURCES, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS
(Unaudited)

(1)	PNMR Basis of Presentation

Historical financial information for PNM Resources, Inc. ("PNMR”) as of and for the three months ended March 31, 2007, and the year ended December 31, 2006, has been derived from PNMR's historical financial statements.

(2)	Twin Oaks Acquisition and Basis of Presentation

On April 18, 2006, PNMR, through its wholly owned subsidiary Altura Energy, LLC, purchased the Twin Oaks business, which included the 305-megawatt coal-fired Twin Oaks power plant located 150 miles south of Dallas, Texas (collectively, “Altura”).  The results of Twin Oaks operations have been included in PNMR’s Consolidated Financial Statements and in the PNMR historical information included in the pro forma financial statements from that date.  PNMR borrowed $480 million to finance this purchase under a bridge loan arrangement.  Through December 31, 2006, PNMR repaid $230.5 million of the bridge loan and the remainder was repaid on April 17, 2007, at which time PNMR borrowed $250.5 million under its revolving credit facility.  Interest expense, including amortization of debt costs, is recorded in the PNMR historical amounts, but not in the Altura historical amounts.

Historical financial information for Altura as of and for the three months ended March 31, 2007, and the year ended December 31, 2006, has been derived from Altura’s historical financial information from the date of acquisition included within the PNMR Consolidated Financial Statements.

(3)	Transfer of Altura to EnergyCo

In January 2007, PNMR and ECJV Holdings, LLC (“ECJV”), a wholly owned subsidiary of Cascade Investment, L.L.C., created a joint venture called EnergyCo, LLC (“EnergyCo”) to serve expanding U.S. energy markets throughout the Southwest, Texas and the West.  PNMR and ECJV each have a 50% ownership interest in EnergyCo, a limited liability company.  PNMR accounts for its investment in EnergyCo using the equity method of accounting.  PNMR records as income its percentage share of earnings or loss and distributions of EnergyCo and carries its investment at cost, adjusted for its share of undistributed earnings or losses.

On June 1, 2007, PNMR contributed its ownership of Altura to EnergyCo at fair value of $553.8 million, ECJV made a cash contribution to EnergyCo equal to 50% of the fair value amount, and EnergyCo distributed that cash to PNMR.  PNMR accounted for this transaction by (1) removing the assets and liabilities transferred to EnergyCo from its consolidated financial statements; (2) recording an additional investment in EnergyCo for an amount equal to 50% of the net carrying value of the Altura assets and liabilities transferred, reflecting that 50% of the items transferred are in effect still owned by PNMR; and (3) reflecting in results of operations the difference between the cash received and 50% of the net carrying value of the items transferred that in effect were sold to ECJV.

(4)	Pro Forma Adjustments

Following are brief descriptions of the pro forma adjustments to the Condensed Consolidated Balance Sheet and Condensed Consolidated Statements of Earnings to reflect PNMR’s transfer of Altura to EnergyCo, the receipt of cash from EnergyCo, and the use of the cash received to reduce debt of PNMR.  The Pro Forma Condensed Consolidated Balance Sheet reflects these as if they had occurred on March 31, 2007 and the Pro Forma Condensed Consolidated Statements of Earnings reflect them as if they had occurred at April 18, 2006, the date PNMR purchased Twin Oaks and the date from which it is included in the PNMR historical amounts.

a.	Removal of Altura historical amounts (applicable to assets, liabilities, and operations transferred to EnergyCo) that are included in PNMR historical amounts.

PNM RESOURCES, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS
(Unaudited)

b.	Difference between cash received and 50% of the net assets transferred and related deferred income taxes.

c.	Increase in PNMR’s investment in EnergyCo equal to 50% of net assets transferred.

d.
Cash received by PNMR from EnergyCo amounting to $276.9 million.  For pro forma purposes such amount was reduced by approximately $0.9 million related to an adjustment for changes in working capital from the date used in the determination of the fair value of Altura and March 31, 2007.

e.	Use of cash to repay PNMR’s short-term debt, including accrued interest.

f.	Removal of remaining unamortized debt costs related to bridge loan and related income taxes.

g.	Reversal of elimination, reflected in the PNMR historical amounts, of intercompany sales between PNMR and Altura.

h.	Reflects 50% of Altura’s pre tax earnings as equity in earnings of EnergyCo, and related income taxes.

i.
Reflects the pro forma reduction in interest expense, including amortization of debt costs, related to the bridge loan and other short-term debt upon the application of the cash received from EnergyCo to reduce debt.